Exhibit 99.1

Investor Relations: Amanda Butler (216) 383-2534

Amanda_Butler@lincolnelectric.com

LINCOLN ELECTRIC REPORTS SECOND QUARTER 2026 RESULTS

Second Quarter 2026 Highlights
◾
Net sales increase 12.0% to a record $1,220 million; organic sales increase 10.1%
◾
Operating income margin of 18.1%; adjusted operating income margin of 18.4%
◾
EPS of $2.88; adjusted EPS of $2.93
◾
Cash flows from operations of $254 million; 138% cash conversion
◾
Returned $120 million to shareholders through dividends and share repurchases

CLEVELAND, Thursday, July 30, 2026 - Lincoln Electric Holdings, Inc. (the “Company”) (Nasdaq: LECO) today reported second quarter 2026 net income of $158.5 million, or diluted earnings per share (EPS) of $2.88, which includes special item after-tax net charges of $2.7 million, or $0.05 EPS. This compares with prior year period net income of $143.4 million, or $2.56 EPS, which included special item after-tax net charges of $2.2 million, or $0.04 EPS. Excluding special items, second quarter 2026 adjusted net income was $161.2 million, or $2.93 adjusted EPS. This compares with adjusted net income of $145.6 million, or $2.60 adjusted EPS, in the prior year period.

Second quarter 2026 sales increased 12.0% to $1,219.7 million reflecting a 10.1% increase in organic sales, a 1.5% benefit from acquisitions and a 0.4% favorable foreign exchange. Operating income for the second quarter 2026 was $220.6 million, or 18.1% of sales. This compares with operating income of $192.1 million, or 17.6% of sales, in the prior year period. Excluding special items, adjusted operating income was $224.1 million, or 18.4% of sales, as compared with $195.1 million, or 17.9% of sales, in the prior year period.

“We achieved record second quarter results across key metrics including sales, operating income profitability, earnings, and cash generation,” stated Steven B. Hedlund, Chairman and Chief Executive Officer. “We are encouraged by improved demand and capital spending in the Americas and Asia Pacific, and strong execution of our RISE Strategy initiatives positions us well to generate superior returns for our shareholders.”

Six Month 2026 Summary

Net income for the six months ended June 30, 2026 was $294.9 million, or $5.34 EPS, which includes special item after-tax net charges of $4.8 million, or $0.09 EPS. This compares with prior year period net income of $261.9 million, or $4.66 EPS, which included special item after-tax net charges of $5.6 million, or $0.10 EPS. Excluding special items, adjusted net income for the six months ended June 30, 2026 was $299.7 million, or $5.43 EPS. This compares with adjusted net income of $267.5 million, or $4.76 adjusted EPS, in the prior year period.

Sales increased 11.9% to $2,341.1 million in the six months ended June 30, 2026 primarily reflecting a 9.0% increase in organic sales, a 1.5% benefit from acquisitions, and 1.4% favorable foreign exchange. Operating income for the six months ended June 30, 2026 was $406.8 million, or 17.4% of sales. This compares with operating income of $357.1 million, or 17.1% of sales, in the prior year period. Excluding special items, adjusted operating income was $413.1 million, or 17.6% of sales, as compared with $364.6 million, or 17.4% of sales, in the prior year period.

Webcast Information

This earnings release and supplemental information is available under the Investor Relations section of our website. A call to discuss second quarter 2026 financial results will be webcast live today, July 30, 2026, at 10:00 a.m., Eastern Time. Participants can access the call in listen-only mode here and at https://ir.lincolnelectric.com. To participate via telephone, please dial (888) 440-4368 (domestic) or (646) 960-0856 (international) and use confirmation code 6709091. A replay of the earnings call will be available on the Company's website later today.

About Lincoln Electric

Lincoln Electric is a high-performance industrial machinery and technology leader who helps customers manufacture and maintain vital equipment and infrastructure. Lincoln Electric’s innovative solutions enable higher quality and productivity across a variety of processes including welding, cutting, brazing, machining, process automation and field

LINCOLN ELECTRIC REPORTS SECOND QUARTER 2026 RESULTS

repair. The Company leverages proprietary technologies and expertise in materials science, power electronics, automation and intelligent software to help customers build better and achieve resilience in their operations. Headquartered in Cleveland, Ohio, Lincoln Electric is the essential ‘Linc’ that keeps the economy running. The Company operates 71 manufacturing and automation facilities across 20 countries and serves customers in over 160 countries. For more information about Lincoln Electric and its products and services, visit the Company’s website at https://www.lincolnelectric.com.

Non-GAAP Information

Adjusted operating income, adjusted net income, adjusted EBIT, adjusted effective tax rate, adjusted diluted earnings per share (“adjusted EPS”), Organic sales, Free cash flow, Cash conversion, adjusted net operating profit after taxes and adjusted return on invested capital (“adjusted ROIC”) are non-GAAP financial measures. Management uses non-GAAP measures to assess the Company's operating performance by excluding certain disclosed special items that management believes are not representative of the Company's core business. Management believes that excluding these special items enables them to make better period-over-period comparisons and benchmark the Company's operational performance against other companies in its industry more meaningfully. Furthermore, management believes that non-GAAP financial measures provide investors with meaningful information that provides a more complete understanding of Company operating results and enables investors to analyze financial and business trends more thoroughly. Non-GAAP financial measures should not be viewed in isolation, are not a substitute for GAAP measures and have limitations including, but not limited to, their usefulness as comparative measures as other companies may define their non-GAAP measures differently.

Forward-Looking Statements

The Company’s expectations and beliefs concerning the future contained in this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements reflect management’s current expectations and involve a number of risks and uncertainties.  Forward-looking statements generally can be identified by the use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “forecast,” “guidance” or words of similar meaning.  Actual results may differ materially from such statements due to a variety of factors that could adversely affect the Company’s operating results.  The factors include, but are not limited to: general economic, financial and market conditions; the effectiveness of commercial and operating initiatives; the effectiveness of information systems and cybersecurity programs; presence of artificial intelligence technologies; completion of planned divestitures; interest rates; disruptions, uncertainty or volatility in the credit markets that may limit our access to capital; currency exchange rates and devaluations; adverse outcome of pending or potential litigation; actual costs of the Company’s rationalization plans; the Company’s ability to complete acquisitions, including the Company’s ability to successfully integrate acquisitions; market risks and price fluctuations related to the purchase of commodities and energy; global regulatory complexity; the effects of changes in tax law; tariff rates in the countries where the Company conducts business; and the possible effects of events beyond our control, including but not limited to, geopolitical conflicts, political unrest, acts of terror, natural disasters and pandemics on the Company or its customers, suppliers and the economy in general.  For additional discussion, see “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Lincoln Electric Holdings, Inc.

Financial Highlights

(In thousands, except per share amounts)

(Unaudited)

Consolidated Statements of Income

					Fav (Unfav) to
	Three Months Ended June 30,				Prior Year
	2026	% of Sales	2025	% of Sales	$	%
Net sales	$1,219,663	100.0%	$1,088,673	100.0%	$130,990	12.0%
Cost of goods sold	770,667	63.2%	683,126	62.7%	(87,541)	(12.8)%
Gross profit	448,996	36.8%	405,547	37.3%	43,449	10.7%
Selling, general & administrative expenses	224,871	18.4%	210,861	19.4%	(14,010)	(6.6)%
Rationalization and asset impairment net charges	3,481	0.3%	2,542	0.2%	(939)	(36.9)%
Operating income	220,644	18.1%	192,144	17.6%	28,500	14.8%
Interest expense, net	12,521	1.0%	12,619	1.2%	98	0.8%
Other (expense) income	(241)	—	4,034	0.4%	(4,275)	(106.0)%
Income before income taxes	207,882	17.0%	183,559	16.9%	24,323	13.3%
Income taxes	49,363	4.0%	40,163	3.7%	(9,200)	(22.9)%
Effective tax rate	23.7%		21.9%		(1.8)%
Net income	$158,519	13.0%	$143,396	13.2%	$15,123	10.5%

Basic earnings per share	$2.90		$2.58		$0.32	12.4%
Diluted earnings per share	$2.88		$2.56		$0.32	12.5%
Weighted average shares (basic)	54,662		55,545
Weighted average shares (diluted)	55,102		55,968

					Fav (Unfav) to
	Six Months Ended June 30,				Prior Year
	2026	% of Sales	2025	% of Sales	$	%
Net sales	$2,341,097	100.0%	$2,093,061	100.0%	$248,036	11.9%
Cost of goods sold	1,492,969	63.8%	1,322,066	63.2%	(170,903)	(12.9)%
Gross profit	848,128	36.2%	770,995	36.8%	77,133	10.0%
Selling, general & administrative expenses	435,682	18.6%	407,526	19.5%	(28,156)	(6.9)%
Rationalization and asset impairment net charges	5,644	0.2%	6,407	0.3%	763	11.9%
Operating income	406,802	17.4%	357,062	17.1%	49,740	13.9%
Interest expense, net	25,895	1.1%	24,746	1.2%	(1,149)	(4.6)%
Other income	329	—	4,478	0.2%	(4,149)	(92.7)%
Income before income taxes	381,236	16.3%	336,794	16.1%	44,442	13.2%
Income taxes	86,335	3.7%	74,911	3.6%	(11,424)	(15.3)%
Effective tax rate	22.6%		22.2%		(0.4)%
Net income	$294,901	12.6%	$261,883	12.5%	$33,018	12.6%

Basic earnings per share	$5.39		$4.69		$0.70	14.9%
Diluted earnings per share	$5.34		$4.66		$0.68	14.6%
Weighted average shares (basic)	54,742		55,801
Weighted average shares (diluted)	55,206		56,242

Lincoln Electric Holdings, Inc.

Financial Highlights

(In thousands)

(Unaudited)

Balance Sheet Highlights

Selected Consolidated Balance Sheet Data	June 30, 2026	December 31, 2025
Cash and cash equivalents	$242,443	$308,789
Accounts receivable, net	586,348	538,791
Inventories	690,543	633,364
Total current assets	1,760,550	1,739,512
Property, plant and equipment, net	731,762	702,762
Total assets	3,813,310	3,777,577
Trade accounts payable	447,437	364,934
Total current liabilities (1)	888,083	956,691
Long-term debt, less current portion	1,150,054	1,150,228
Total equity	1,554,180	1,469,794

Operating Working Capital	June 30, 2026	December 31, 2025
Average operating working capital to Net sales (2)	16.9%	17.9%

Invested Capital	June 30, 2026	December 31, 2025
Short-term debt (1)	$—	$143,780
Long-term debt, less current portion	1,150,054	1,150,228
Total debt	1,150,054	1,294,008
Total equity	1,554,180	1,469,794
Invested capital	$2,704,234	$2,763,802

Total debt / invested capital	42.5%	46.8%

(1)	Includes current portion of long-term debt.
(2)

Average operating working capital to Net sales is defined as the sum of Accounts receivable, Inventories and contract assets less Trade accounts payable and contract liabilities as of period end divided by annualized rolling three months of Net sales.

Lincoln Electric Holdings, Inc.

Financial Highlights

(In thousands, except per share amounts)

(Unaudited)

 Non-GAAP Financial Measures

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Operating income as reported	$220,644	$192,144	$406,802	$357,062
Special items (pre-tax):
Rationalization and asset impairment net charges (2)	3,481	2,542	5,644	6,407
Transaction costs (3)	15	429	668	1,231
Amortization of step up in value of acquired inventories (4)	—	—	—	(140)
Adjusted operating income (1)	$224,140	$195,115	$413,114	$364,560
As a percent of net sales	18.4%	17.9%	17.6%	17.4%

Net income as reported	$158,519	$143,396	$294,901	$261,883
Special items:
Rationalization and asset impairment net charges (2)	3,481	2,542	5,644	6,407
Transaction costs (3)	15	429	668	1,231
Amortization of step up in value of acquired inventories (4)	—	—	—	(140)
Tax effect of Special items (5)	(795)	(755)	(1,535)	(1,913)
Adjusted net income (1)	161,220	145,612	299,678	267,468
Interest expense, net	12,521	12,619	25,895	24,746
Income taxes as reported	49,363	40,163	86,335	74,911
Tax effect of Special items (5)	795	755	1,535	1,913
Adjusted EBIT (1)	$223,899	$199,149	$413,443	$369,038

Effective tax rate as reported	23.7%	21.9%	22.6%	22.2%
Net special item tax impact	—	—	0.1%	0.1%
Adjusted effective tax rate (1)	23.7%	21.9%	22.7%	22.3%

Diluted earnings per share as reported	$2.88	$2.56	$5.34	$4.66
Special items per share	0.05	0.04	0.09	0.10
Adjusted diluted earnings per share (1)	$2.93	$2.60	$5.43	$4.76

Weighted average shares (diluted)	55,102	55,968	55,206	56,242

(1)	Adjusted operating income, adjusted net income, adjusted EBIT, adjusted effective tax rate and adjusted diluted EPS are non-GAAP financial measures. Refer to Non-GAAP Information section.
(2)	2026 and 2025 net charges primarily relate to rationalization plans within Americas Welding and International Welding.

(3) Transaction costs primarily relate to acquisitions and are included in Selling, general & administrative expenses.

(4)	Costs relate to acquisitions and are included in Cost of goods sold.
(5)

Includes the net tax impact of Special items recorded during the respective periods. The tax effect of Special items impacting pre-tax income was calculated as the pre-tax amount multiplied by the applicable tax rate. The applicable tax rates reflect the taxable jurisdiction and nature of each Special item.

Lincoln Electric Holdings, Inc.

Financial Highlights

(In thousands, except per share amounts)

(Unaudited)

Non-GAAP Financial Measures

	Twelve Months Ended June 30,
Return on Invested Capital	2026	2025
Net income as reported	$553,551	$502,868
Plus: Interest expense (after-tax)	44,075	42,688
Less: Interest income (after-tax)	4,564	6,636
Net operating profit after taxes	$593,062	$538,920
Special Items:
Rationalization and asset impairment net charges	17,436	31,172
Transaction costs	2,176	4,332
Pension settlement net charges	719	3,792
Amortization of step up in value of acquired inventories	4,104	4,771
Tax effect of Special items (2)	5,555	(11,118)
Adjusted net operating profit after taxes (1)	$623,052	$571,869

Invested Capital	June 30, 2026	June 30, 2025
Short-term debt	$—	$105,323
Long-term debt, less current portion	1,150,054	1,150,395
Total debt	1,150,054	1,255,718
Total equity	1,554,180	1,379,613
Invested capital	$2,704,234	$2,635,331

Return on invested capital as reported	21.9%	20.4%
Adjusted return on invested capital (1)	23.0%	21.7%
(1)	Adjusted net operating profit after taxes and adjusted ROIC are non-GAAP financial measures. Refer to Non-GAAP Information section.
(2)

Includes the net tax impact of Special items recorded during the respective periods. The tax effect of Special items impacting pre-tax income was calculated as the pre-tax amount multiplied by the applicable tax rate. The applicable tax rates reflect the taxable jurisdiction and nature of each Special item.

	Three Months Ended June 30,		Six Months Ended June 30,
Cash Conversion	2026	2025	2026	2025
Net cash provided by operating activities	$253,764	$143,828	$355,934	$329,521
Capital expenditures	(31,437)	(25,443)	(70,600)	(52,392)
Free cash flow (1)	$222,327	$118,385	$285,334	$277,129

Adjusted net income	$161,220	$145,612	$299,678	$267,468

Cash conversion (1)	138%	81%	95%	104%

(1)	Free cash flow and cash conversion are non-GAAP financial measures. Refer to Non-GAAP Information section.

Lincoln Electric Holdings, Inc.

Financial Highlights

(In thousands, except per share amounts)

(Unaudited)

Condensed Consolidated Statements of Cash Flows

	Three Months Ended June 30,
	2026	2025
OPERATING ACTIVITIES:
Net income	$158,519	$143,396
Adjustments to reconcile Net income to Net cash provided by operating activities:
Depreciation and amortization	25,969	24,462
Deferred income taxes	(4,041)	(20,504)
Other non-cash items, net	4,655	3,464
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease (increase) in accounts receivable	11,603	(18,100)
Decrease (increase) in inventories	1,723	(27,481)
Decrease (increase) in other current assets	31,620	(5,465)
(Decrease) increase in trade accounts payable	(568)	3,208
Increase in other current liabilities	31,850	47,373
Net change in other long-term assets and liabilities	(7,566)	(6,525)
NET CASH PROVIDED BY OPERATING ACTIVITIES	253,764	143,828

INVESTING ACTIVITIES:
Capital expenditures	(31,437)	(25,443)
Acquisition of businesses, net of cash acquired	—	(32,309)
Proceeds from sale of property, plant and equipment	948	585
NET CASH USED BY INVESTING ACTIVITIES	(30,489)	(57,167)

FINANCING ACTIVITIES:
Payments on short-term borrowings, net	(163,502)	(4,302)
Proceeds from exercise of stock options	—	140
Purchase of shares for treasury	(76,122)	(127,130)
Cash dividends paid to shareholders	(43,395)	(41,929)
NET CASH USED BY FINANCING ACTIVITIES	(283,019)	(173,221)

Effect of exchange rate changes on Cash and cash equivalents	3,284	(8,664)
DECREASE IN CASH AND CASH EQUIVALENTS	(56,460)	(95,224)
Cash and cash equivalents at beginning of period	298,903	394,705
Cash and cash equivalents at end of period	$242,443	$299,481

Cash dividends paid per share	$0.79	$0.75

Lincoln Electric Holdings, Inc.

Financial Highlights

(In thousands, except per share amounts)

(Unaudited)

Condensed Consolidated Statements of Cash Flows

	Six Months Ended June 30,
	2026	2025
OPERATING ACTIVITIES:
Net income	$294,901	$261,883
Adjustments to reconcile Net income to Net cash provided by operating activities:
Depreciation and amortization	51,978	48,246
Deferred income taxes	18,492	(26,342)
Other non-cash items, net	12,719	12,098
Changes in operating assets and liabilities, net of effects from acquisitions:
Increase in accounts receivable	(48,609)	(52,208)
Increase in inventories	(60,153)	(47,648)
Decrease (increase) in other current assets	18,149	(3,408)
Increase in trade accounts payable	83,216	68,092
(Decrease) increase in other current liabilities	(11,288)	68,579
Net change in other assets and liabilities	(3,471)	229
NET CASH PROVIDED BY OPERATING ACTIVITIES	355,934	329,521

INVESTING ACTIVITIES:
Capital expenditures	(70,600)	(52,392)
Acquisition of businesses, net of cash acquired	140	(32,309)
Proceeds from sale of property, plant and equipment	1,256	5,231
NET CASH USED BY INVESTING ACTIVITIES	(69,204)	(79,470)

FINANCING ACTIVITIES:
Payments on short-term borrowings, net	(143,889)	(5,206)
Payments on long-term borrowings	—	(169)
Proceeds from exercise of stock options	8,559	6,394
Purchase of shares for treasury	(132,792)	(233,824)
Cash dividends paid to shareholders	(87,466)	(84,904)
NET CASH USED BY FINANCING ACTIVITIES	(355,588)	(317,709)

Effect of exchange rate changes on Cash and cash equivalents	2,512	(10,123)
DECREASE IN CASH AND CASH EQUIVALENTS	(66,346)	(77,781)
Cash and cash equivalents at beginning of period	308,789	377,262
Cash and cash equivalents at end of period	$242,443	$299,481

Cash dividends paid per share	$1.58	$1.50

Lincoln Electric Holdings, Inc.

Segment Highlights

(In thousands)

(Unaudited)

	Americas	International	The Harris	Corporate /
	Welding	Welding	Products Group	Eliminations	Consolidated
Three months ended June 30, 2026
Net sales	$774,438	$243,292	$201,933	$—	$1,219,663
Inter-segment sales	28,904	7,564	4,972	(41,440)	—
Total sales	$803,342	$250,856	$206,905	$(41,440)	$1,219,663

Net income					$158,519
As a percent of total sales					13.0%

EBIT (1)	$157,083	$24,313	$42,066	$(3,059)	$220,403
As a percent of total sales	19.6%	9.7%	20.3%		18.1%
Special items charges (3)	1,012	2,282	187	15	3,496
Adjusted EBIT (2)	$158,095	$26,595	$42,253	$(3,044)	$223,899
As a percent of total sales	19.7%	10.6%	20.4%		18.4%

Three months ended June 30, 2025
Net sales	$696,730	$232,824	$159,119	$—	$1,088,673
Inter-segment sales	43,391	7,641	5,110	(56,142)	—
Total sales	$740,121	$240,465	$164,229	$(56,142)	$1,088,673

Net income					$143,396
As a percent of total sales					13.2%

EBIT (1)	$137,010	$28,999	$31,798	$(1,629)	$196,178
As a percent of total sales	18.5%	12.1%	19.4%		18.0%
Special items charges (4)	905	1,551	86	429	2,971
Adjusted EBIT (2)	$137,915	$30,550	$31,884	$(1,200)	$199,149
As a percent of total sales	18.6%	12.7%	19.4%		18.3%

(1)	EBIT is defined as Operating income plus Other income.
(2)	The primary profit measure used by management to assess segment performance is adjusted EBIT. EBIT for each operating segment is adjusted for special items to derive adjusted EBIT.
(3)	Special items in 2026 primarily reflect Rationalization and asset impairments net charges of $1,012 in Americas Welding, $2,282 in International Welding and $187 in The Harris Products Group.
(4)	Special items in 2025 primarily reflect Rationalization and asset impairments net charges of $905 in Americas Welding, $1,551 in International Welding and $86 in The Harris Products Group, as well as transaction costs of $429 in Corporate/Eliminations.

Lincoln Electric Holdings, Inc.

Segment Highlights

(In thousands)

(Unaudited)

	Americas	International	The Harris	Corporate /
	Welding	Welding	Products Group	Eliminations	Consolidated
Six months ended June 30, 2026
Net sales	$1,480,663	$470,327	$390,107	$—	$2,341,097
Inter-segment sales	65,613	13,371	9,636	(88,620)	—
Total sales	$1,546,276	$483,698	$399,743	$(88,620)	$2,341,097

Net income					$294,901
As a percent of total sales					12.6%

EBIT (1)	$283,978	$45,203	$83,057	$(5,107)	$407,131
As a percent of total sales	18.4%	9.3%	20.8%		17.4%
Special items charges (3)	1,585	4,054	5	668	6,312
Adjusted EBIT (2)	$285,563	$49,257	$83,062	$(4,439)	$413,443
As a percent of total sales	18.5%	10.2%	20.8%		17.7%

Six months ended June 30, 2025
Net sales	$1,349,837	$451,885	$291,339	$—	$2,093,061
Inter-segment sales	73,763	14,473	9,094	(97,330)	—
Total sales	$1,423,600	$466,358	$300,433	$(97,330)	$2,093,061

Net income					$261,883
As a percent of total sales					12.5%

EBIT (1)	$259,073	$50,599	$55,949	$(4,081)	$361,540
As a percent of total sales	18.2%	10.8%	18.6%		17.3%
Special items charges (4)	3,040	2,963	264	1,231	7,498
Adjusted EBIT (2)	$262,113	$53,562	$56,213	$(2,850)	$369,038
As a percent of total sales	18.4%	11.5%	18.7%		17.6%

(1)	EBIT is defined as Operating income plus Other income.
(2)	The primary profit measure used by management to assess segment performance is adjusted EBIT. EBIT for each operating segment is adjusted for special items to derive adjusted EBIT.
(3)	Special items in 2026 primarily reflect Rationalization and asset impairments net charges of $1,585 in Americas Welding, $4,054 in International Welding and $5 in The Harris Products Group. In addition, there were transaction costs of $668 in Corporate/Eliminations.
(4)	Special items in 2025 primarily reflect Rationalization and asset impairments net charges of $3,040 in Americas Welding, $3,103 in International Welding and $264 in The Harris Products Group, as well as transaction costs of $1,231 in Corporate/Eliminations.

Lincoln Electric Holdings, Inc.

Change in Net Sales by Segment

(In thousands)

(Unaudited)

Three Months Ended June 30th Change in Net Sales by Segment

		Change in Net Sales due to:
	Net Sales				Foreign	Net Sales
	2025	Volume	Price	Acquisitions	Exchange	2026
Operating Segments
Americas Welding	$696,730	$49,704	$25,681	$—	$2,323	$774,438
International Welding	232,824	(10,931)	3,776	16,193	1,430	243,292
The Harris Products Group	159,119	(12,983)	54,454	—	1,343	201,933
Consolidated	$1,088,673	$25,790	$83,911	$16,193	$5,096	$1,219,663

% Change
Americas Welding		7.1%	3.7%	—	0.4%	11.2%
International Welding		(4.7)%	1.6%	7.0%	0.6%	4.5%
The Harris Products Group		(8.2)%	34.2%	—	0.9%	26.9%
Consolidated		2.4%	7.7%	1.5%	0.4%	12.0%

Six Months Ended June 30th Change in Net Sales by Segment

		Change in Net Sales due to:
	Net Sales				Foreign	Net Sales
	2025	Volume	Price	Acquisitions	Exchange	2026
Operating Segments
Americas Welding	$1,349,837	$47,069	$75,160	$—	$8,597	$1,480,663
International Welding	451,885	(32,562)	4,073	31,987	14,944	470,327
The Harris Products Group	291,339	(14,358)	109,236	—	3,890	390,107
Consolidated	$2,093,061	$149	$188,469	$31,987	$27,431	$2,341,097

% Change
Americas Welding		3.5%	5.6%	—	0.6%	9.7%
International Welding		(7.2)%	0.9%	7.1%	3.3%	4.1%
The Harris Products Group		(4.9)%	37.5%	—	1.3%	33.9%
Consolidated		—	9.0%	1.5%	1.4%	11.9%